Van Kampen Advantage Municipal Trust
                          Item 77(O) 10F-3 Transactions
                       April 1, 2003 - September 30, 2003



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts

                                                                      Merrill
                                                                      Lynch &
California  04/25/  20,971   $97.75 $2,050,0  4,000,  0.195%   0.77   Co, Bear
   Gas        03     ,867              00,      000             %    Stearns &
                                       000                           Co Inc, EJ
                                                                     De La Rosa
                                                                     & Co Inc,
                                                                      Goldman
                                                                      Sachs &
                                                                     Co, Morgan
                                                                      Stanley,
                                                                     AG Edwards
                                                                       & Sons
                                                                     Inc, Banc
                                                                     of America
                                                                     Securities
                                                                     LLC, Banc
                                                                        One
                                                                      Capital
                                                                      Markets
                                                                     Inc, CIBC
                                                                       World
                                                                      Markets,
                                                                       First
                                                                       Albany
                                                                     Corporatio
                                                                      n, Great
                                                                      Pacific
                                                                       Fixed
                                                                       Income
                                                                     Securities
                                                                        Inc,
                                                                     Henderson
                                                                      Capital
                                                                      Partners
                                                                      Inc, JP
                                                                       Morgan
                                                                     Securities
                                                                        Inc,
                                                                      Jackson
                                                                     Securities
                                                                      , Lehman
                                                                     Brothers,
                                                                        Loop
                                                                      Capital
                                                                      Markets,
                                                                      O'Connor
                                                                     Southwest
                                                                     Securities
                                                                     , Ramirez
                                                                     & Co Inc,
                                                                      Redwood
                                                                     Securities
                                                                     Group Inc,
                                                                     Roberts &
                                                                        Ryan
                                                                     Investment
                                                                       s Inc,
                                                                     Citigroup
                                                                       Global
                                                                      Markets
                                                                        Inc,
                                                                      Siebert
                                                                     Brandford
                                                                      Shank &
                                                                     Co, Stone
                                                                         &
                                                                     Youngberg
                                                                        LLC,
                                                                       Sutter
                                                                     Securities
                                                                     Incorporat
                                                                      ed, UBS
                                                                     PaineWebbe
                                                                       r Inc,
                                                                       Wells
                                                                       Fargo
                                                                     Brokerage
                                                                      Services
                                                                        and
                                                                      Westhoff
                                                                       Cone &
                                                                     Holmstedt



                                                                     JP Morgan
Dallas/For  05/01/  15,152   $97.03 $1,470,2  4,000,  0.272%   0.76  Securities
 t Worth      03     ,066              05,      000             8%      Inc,
 Airport                               000                             Morgan
                                                                      Stanley,
                                                                      Estrada
                                                                     Hinojosa &
                                                                      Company,
                                                                     MR Beal &
                                                                      Company,
                                                                      RBC Dain
                                                                      Rauscher
                                                                        Inc,
                                                                      Siebert
                                                                     Brandford
                                                                      Shank &
                                                                       Co, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                     Apex Pryor
                                                                     Securities
                                                                       , Bear
                                                                     Stearns &
                                                                        Co,
                                                                     Citigroup
                                                                       Global
                                                                      Markets
                                                                        Inc,
                                                                      Goldman
                                                                      Sachs &
                                                                     Co, Lehman
                                                                     Brothers,
                                                                      Merrill
                                                                      Lynch &
                                                                     Co, Morgan
                                                                      Keegan &
                                                                      Company,
                                                                     Ramirez &
                                                                     Co Inc and
                                                                     Southwest
                                                                     Securities
                                                                        Inc


                                                                        UBS
California                                                           Financial
Infrastruc                                                            Services
 ture and                                                               Inc,
 Economic                                                            Citigroup,
Developmen                                                            Merrill
t Bank Bay  08/06/  11,930   $97.27 $1,160,4  4,000,  0.345%   0.66   Lynch &
Area Toll     03     ,040              35,      000             8%      Co,
 Bridges                               000                            Fidelity
 Seismic                                                              Capital
 Retrofit                                                             Markets,
 Revenue                                                               First
  Bonds,                                                               Albany
  Series                                                               Corp,
  2003A                                                               Goldman
First Lien                                                             Sachs,
  Bonds                                                                Great
                                                                      Pacific
                                                                     Securities
                                                                         ,
                                                                     Henderson
                                                                      Capital
                                                                     Partners,
                                                                     JP Morgan,
                                                                        Lam
                                                                     Securities
                                                                     Investment
                                                                     s, Lehman
                                                                     Brothers,
                                                                       Morgan
                                                                      Stanley,
                                                                       Prager
                                                                      Sealy &
                                                                     Co, Quick
                                                                     & Reilly,
                                                                      RBC Dain
                                                                     Rauscher,
                                                                       Rewood
                                                                     Securities
                                                                       Group,
                                                                      Roberts
                                                                      and Ryan
                                                                     Investment
                                                                       s and
                                                                      Stone &
                                                                     Youngberg
                                                                        LLC









   State
  Public                                                                Bear
  School                                                              Stearns,
 Building                                                              Janney
Authority                                                            Montgomery
(Commonwea                                                           , Arthurs
  lth of    08/14/  6,041,   $97.35 $588,140  4,000,  0.680%   0.80  Lestrange
Pennsylvan    03      499             ,000      000             1%   & Company,
ia) School                                                           Banc One,
  Lease                                                               Commerce
 Revenue                                                              Capital,
Bonds (The                                                             Morgan
  School                                                              Stanley,
 District                                                             Raymond
    of                                                                 James,
Philadelph                                                            Siebert
    ia                                                               Brandford
 Project)                                                             Shank &
  Series                                                                Co,
   2003                                                               Wachovia
                                                                     Bank, Iron
                                                                      Capital
                                                                      Markets,
                                                                        Loop
                                                                      Capital
                                                                      Markets,
                                                                      Merrill
                                                                       Lynch,
                                                                       Morgan
                                                                      Keegan,
                                                                      NatCity
                                                                     Investment
                                                                       s, PNC
                                                                      Capital
                                                                      Markets,
                                                                      RBC Dain
                                                                     Rauscher,
                                                                      and UBS